SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): January 7, 2002
                                                         ---------------




                     Penn Engineering & Manufacturing Corp.
         ------------------------------------------------------------
            (Exact Name of Registrant As Specified in Its Charter)




             Delaware                    1-5356              23-09851065
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  (State or Other Jurisdiction     (Commission File       (I.R.S. Employer
         of Incorporation)              Number)         Identification Number)





5190 Old Easton Highway, P.O. Box 1000, Danboro, Pennsylvania           18916
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          (Address of Principal Executive Offices)                    (Zip Code)



       Registrant's Telephone Number, Including Area Code: (215) 766-8853
                                                           --------------



                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.     OTHER INFORMATION AND REGULATION FD DISCLOSURE.

     On January 7, 2002, Penn Engineering & Manufacturing Corp. (the "Company") issued a press release to announce that the Company expects that 2001 fourth quarter sales and results will be below previous expectations and other information. The press release is attached as an exhibit to this Form 8-K Current Report and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     See Exhibit Index to this Form 8-K Current Report.


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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PENN ENGINEERING &
                                          MANUFACTURING CORP.



Date: January 7, 2002                     By:   /s/ Kenneth A. Swanstrom
                                                ------------------------
                                                Kenneth A. Swanstrom
                                                Chairman of the Board and
                                                Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                  Description
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99.1  Press release dated January 7, 2002 issued by the Company.



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